UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 3)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
LKQ Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUPPLEMENT DATED APRIL 17, 2012 TO

PROXY STATEMENT DATED MARCH 23, 2012

ANNUAL MEETING OF STOCKHOLDERS OF LKQ CORPORATION

TO BE HELD ON MAY 7, 2012

On or about March 23, 2012, LKQ Corporation (the “Company”) furnished or otherwise made available to stockholders its proxy statement (the “Proxy Statement”) describing the matters to be voted upon at the Company’s 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) to be held at 1:30 p.m., Central Time, on Monday, May 7, 2012, at 135 South LaSalle Street, 43rd Floor, Chicago, Illinois 60603, and at any adjournments or postponements thereof. This supplement (this “Supplement”) revises the Proxy Statement and should be read in conjunction with it. This Supplement is first being furnished or otherwise made available to stockholders on or about April 17, 2012. All capitalized terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

The paragraph under the caption “Other Information — Section 16(a) Beneficial Ownership Reporting Compliance” is hereby amended to read in its entirety as follows:

Section 16(a) of the Exchange Act requires our executive officers and directors, and any other person who owns more than 10% of our common stock, to file reports with the SEC regarding their ownership of our common stock and changes in such ownership. Based on our review of copies of these reports, we believe that during 2011 such persons have complied with their filing requirements, except for (i) an award to Mr. Clark on February 28, 2011 of 3,500 RSUs, which was reported on a Form 4 filed on March 4, 2011, (ii) a sale by Mr. Clark pursuant to a 10b5-1 plan of 237 shares on July 14, 2011 for the purpose of satisfying the tax withholding obligation upon the vesting of RSUs, which was reported on a Form 5 filed on February 13, 2012, (iii) a purchase by a limited partnership of which Mr. Webster is the sole limited partner of 1,800 shares on June 7, 2010, which was reported on a Form 4 filed on March 15, 2012, (iv) a sale by Donald F. Flynn on April 29, 2011 of 250,000 shares, which was reported on a Form 4 filed on May 10, 2011, and (v) an inheritance by the wife of Donald F. Flynn of 17,000 shares on December 18, 2009, which was reported on a Form 4 filed on July 8, 2011.

Important Notice Regarding the Availability of Proxy Materials for the 2012

Annual Meeting of Stockholders to be Held on May 7, 2012

The Proxy Statement, including this Supplement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available on the Company website at

http://investor.lkqcorp.com/phoenix.zhtml?c=147311&p=proxy.